Fourth Quarter 2018 CFO Commentary As reflected in our earnings release, there are a number of items that impact the comparability of our results with those in the trailing quarter and prior quarter of last year. The discussion of our results may exclude these items to give you a Record full-year better sense of our operating results. As always, the operating information we provide to you sales of $29.68 should be used as a complement to GAAP numbers. For a complete reconciliation between our GAAP and non-GAAP results, please refer to billion increased 12% our earnings release and the earnings reconciliation found at the end of this document. Y/Y; record fourth- The following reported and adjusted information quarter sales of included in this CFO commentary is unaudited and should be read in conjunction with the company’s 2018 Annual Report on form 10-K as $7.92 billion filed with the Securities and Exchange Commission increased 5% Y/Y. investor.arrow.com

Fourth-Quarter 2018 CFO Commentary Fourth-Quarter Summary We completed an outstanding year in 2018 with record fourth-quarter and full- year sales, gross profit, operating income, and earnings per share. Full-year We delivered record sales increased by more than $3 billion for the second consecutive year. Fourth-quarter sales and earnings per share were above the midpoints of our fourth-quarter and full- prior expectations. Record fourth-quarter global components sales were in line with our year sales, gross profit, expectation. Fourth-quarter global components sales increased 6% year over year. Americas sales increased 5% year over year. Europe sales increased 9% operating income, and year over year and increased 13% adjusted for changes in foreign currencies, the 23rd straight quarter of adjusted year-over-year growth. Asia sales earnings per share. increased 7% year over year. Global components delivered strong leverage as operating income increased 16% year over year, and non-GAAP operating income increased 17% year over year. Fourth-quarter enterprise computing solutions sales increased 2% year over year, and increased 6% year over year adjusted for an acquisition, two divestitures, and changes in foreign currencies. Sales were above the midpoint of our expectation. Americas sales increased 4% year over year, and increased 9% year over year as adjusted. Europe sales decreased 1% year over year and were flat year over year as adjusted. Billings grew at a low double-digit rate year over year. Enterprise computing solutions operating income decreased 6% year over year, and non-GAAP operating income decreased 7% year over year. Non-GAAP operating income decreased 3% year over year as adjusted. Please note, 2017 figures have been adjusted for new accounting standards. investor.arrow.com 2

Fourth-Quarter 2018 CFO Commentary

Consolidated Overview

Fourth Quarter 2018

P&L Highlights*	Q4 2018	Y/Y Change	Y/Y Change Adjusted for Acquisitions, Dispositions & Currency	Q/Q Change
Sales	$7,918	5%	7%	6%
Gross Profit Margin	12.3%	flat	10 bps	flat
Operating Income	$334	17%	18%	15%
Operating Margin	4.2%	40bps	40bps	30bps
Non-GAAP Operating Income	$357	5%	6%	13%
Non-GAAP Operating Margin	4.5%	flat	flat	30bps
Net Income	$231	330%	384%	31%
Diluted EPS	$2.63	338%	394%	32%
Non-GAAP Net Income	$225	1%	4%	17%
Non-GAAP Diluted EPS	$2.57	3%	6%	18%

$ in millions, except per share data; may reflect rounding. Prior periods adjusted for new accounting standards.

- Consolidated sales were $7.92 billion
  - Above the midpoint of our prior expectation of $7.7-$8.1 billion
  - Strengthening U.S. dollar negatively impacted sales growth by $107 million or 2 percentage points year over year
  - Strengthening U.S. dollar negatively impacted sales growth by approximately $43 million or 1 percentage point within the quarter
- Consolidated gross profit margin was 12.3%
  - Flat year over year as higher global components gross margin was offset by less favorable enterprise computing solutions business mix
  - Flat quarter over quarter as more favorable enterprise computing solutions business mix was offset by less favorable global components mix
- Consolidated operating income margin was 4.2% and non-GAAP operating income margin was 4.5%
  - Operating expenses as a percentage of sales were 8.0%, flat year over year
  - Non-GAAP operating expenses as a percentage of sales were 7.8%, flat year over year
- Interest and other expense, net was $55 million
  - Below our prior expectation of $57 million
  - Increased $10 million year over year due to higher debt balances and higher interest rates on floating-rate debt

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Fourth-Quarter 2018 CFO Commentary • Effective tax rate was 12.3%, and non-GAAP effective tax rate was 24.0% – Effective tax rate included a $28 million reduction to tax liabilities related to U.S. tax reform – Non-GAAP effective tax rate was within our taret range of 23.5% - 25.5% • Diluted shares outstanding were 87.6 million – In line with our prior expectation of 88 million • Diluted earnings per share were $2.63 – Above our prior expectation of $2.21 - $2.37 – Included $.32 of tax benefit related to U.S. tax reform • Non-GAAP diluted earnings per share were $2.57 – Above the midpoint of our prior expectation of $2.46 - $2.62 – Strengthening U.S. dollar negatively impacted earnings per share by approximately $.06 compared to the fourth quarter of 2017 – Strengthening U.S. dollar negatively impacted earnings per share by approximately $.02 within the quarter A reconciliation of non-GAAP adjusted financial measures, including sales, as adjusted, operating income, as adjusted, net income attributable to shareholders, as adjusted, and net income per share, as adjusted, to GAAP financial measures is presented in the reconciliation tables included herein. investor.arrow.com 4

Fourth-Quarter 2018 CFO Commentary Components Global $300 $281 $280 $263 $262 $260 $238 $240 $224 $220 $200 Q4-'17 Q1-'18 Q2-'18 Q3-'18 Q4-'18 Non-GAAP Operating Income ($ in millions) • Sales increased 6% year over year – Increased 7% adjusted for acquisitions and Global components changes in foreign currencies posted record fourth- • Lead times were largely unchanged from the prior quarters of 2018 with some products extended quarter sales and • Backlog increased year over year • Book-to-bill was 0.95, down from 1.12 in the fourth operating income. quarter of 2017 • Operating margin of 4.8% increased 40 basis points year over year • Non-GAAP operating margin of 5.0% increased 50 basis points year over year – Margin increased in all three regions, led by Europe, driven by greater leverage on sales • Return on working capital increased 30 basis points year over year due to growing returns on working capital investments investor.arrow.com 5

Fourth-Quarter 2018 CFO Commentary

Components

Americas


$2,200
$2,100
$2,000
$1,900
$1,800
$1,700
$1,600
$1,930
$1,797
$1,938
$2,061
$2,021
Q4-'17
Q1-'18
Q2-'18
Q3-'18
Q4-'18
Sales ($ in millions)



- Sales increased 5% year over year
  - Sales increased 4% year over year adjusted for acquisitions and changes in foreign currencies
  - Record fourth-quarter sales
  - Strong growth in industrial, aerospace and defense, and medical devices verticals year over year
  - Growth in the data processing vertical year over year

Americas components sales increased 5% year over year.

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Fourth-Quarter 2018 CFO Commentary

Components

Europe


$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,296
$1,478
$1,448
$1,399
$1,407
Q4-'17
Q1-'18
Q2-'18
Q3-'18
Q4-'18
Sales ($ in millions)



- Sales increased 13% year over year adjusted for changes in foreign currencies
  - Sales increased 9% year over year as reported
  - Record fourth-quarter sales
  - Strong growth in the aerospace and defense vertical year over year

Europe components sales increased 13% year over year adjusted for changes in foreign currencies.

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Fourth-Quarter 2018 CFO Commentary

Components

Asia


$2,100
$2,000
$1,900
$1,800
$1,700
$1,600
$1,500
$1,719
$1,655
$1,899
$1,921
$1,833
Q4-'17
Q1-'18
Q2-'18
Q3-'18
Q4-'18
Sales ($ in millions)



- Sales increased 7% year over year
  - Record fourth-quarter sales
  - Growth in the transportation, wireless, and lighting verticals year over year

Asia components sales increased 7% year over year.

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Fourth-Quarter 2018 CFO Commentary

Enterprise Computing Solutions

Global


$180
$160
$140
$120
$100
$80
$60
$167
$89
$113
$85
$155
Q4-'17
Q1-'18
Q2-'18
Q3-'18
Q4-'18

Non-GAAP Operating Income
($ in millions)



- Sales increased 6% year over year adjusted for an acquisition, two divestitures, and changes in foreign currencies
  - Sales increased 2% year over year as reported
- Billings increased at a low-double-digit rate year over year adjusted for changes in foreign currencies
- Operating income decreased 6% year over year
  - Non-GAAP operating income decreased 3% year over year adjusted for an acquisition, two divestitures, and changes in foreign currencies
- Operating margin of 5.7% decreased 50 basis points year over year; non-GAAP operating margin of 5.8% decreased 70 basis points year over year
  - Decreased due to mix in the Americas region
- Return on working capital remains favorable
- 2017 figures adjusted for new accounting standards

Enterprise computing solutions sales increased 6% year over year as adjusted.

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Fourth-Quarter 2018 CFO Commentary

Enterprise Computing Solutions

Americas


$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,629
$1,195
$1,387
$1,458
$1,702
Q4-'17
Q1-'18
Q2-'18
Q3-'18
Q4-'18
Sales ($ in millions)



- Sales increased 9% year over year adjusted for a divestiture and changes in foreign currencies
  - Sales increased 4% year over year as reported
  - Strong growth in the public sector and industry-standard servers year over year
  - Growth in infrastructure software led by virtualization, storage, services, and proprietary servers year over year
  - Networking decreased year over year
- 2017 figures adjusted for new accounting standards

ECS Americas sales increased 9% year over year adjusted for a divestiture and changes in foreign currencies.

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Fourth-Quarter 2018 CFO Commentary

Enterprise Computing Solutions

Europe


$1,100
$1,000
$900
$800
$700
$600
$500
$965
$750
$721
$652
$954
Q4-'17
Q1-'18
Q2-'18
Q3-'18
Q4-'18
Sales ($ in millions)



- Sales were flat year over year adjusted for an acquisition, a divestiture, and changes in foreign currencies
  - Sales decreased 1% year over year as reported
  - Strong growth in security, infrastructure software, services, storage, and industry-standard servers
  - Proprietary servers and networking sales decreased year over year
  - Record fourth-quarter operating income
- 2017 figures adjusted for new accounting standards

Record fourth-quarter ECS Europe operating income.

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Fourth-Quarter 2018 CFO Commentary Consolidated Overview Full-Year 2018 Y/Y Change Adjusted for Acquisitions, P&L Highlights* 2018 Y/Y Change Dispositions, & Currency Sales $29,677 12% 11% Gross Profit Margin 12.5% -10bps -10bps Operating Income $1,148 21% 19% Operating Margin 3.9% 30bps 30bps Non-GAAP Operating Income $1,261 16% 13% Non-GAAP Operating Margin 4.2% 10bps 10bps Net Income $716 78% 75% Diluted EPS $8.10 81% 78% Non-GAAP Net Income $781 16% 14% Non-GAAP Diluted EPS $8.83 18% 16% $ in millions, except per share data; may reflect rounding • Record full-year sales • Interest and other, net was $215 million – Sales increased by $3 billion year over year – Increased $50 million year over year due to higher debt balances and higher interest rates on • Record full-year gross profit floating-rate debt – Gross margin decreased 10 basis points year over • Effective tax rate was 20.7% year as higher global components gross margin was offset by lower enterprise computing solutions – Included a $28 million favorable tax adjustment for gross margin in the Americas region U.S. tax reform incurred during the fourth quarter • Record full-year operating income • Non-GAAP effective tax rate was 24.2% – Operating expenses were well managed, – Within our target range of 23.5% to 25.5% increasing 8% year over year • Record full-year diluted earnings per share – Operating expenses as a percentage of sales decreased 30 basis points year over year – Operating margin increased 30 basis points year over year, and non-GAAP operating margin increased 10 basis points year over year investor.arrow.com 12

Fourth-Quarter 2018 CFO Commentary Cash Flow from Operations Cash flow from operating activities was $263 million in the fourth quarter and was $273 million in 2018. Working Capital Working capital to sales was 16.4% in the fourth quarter, up 90 basis points year over year. Working capital to sales was 16.9% in 2018, up 90 basis points from 2017. Return on working capital was 27.5% in the fourth quarter, down 140 basis points year over year. Return on working capital was 25.1% in 2018, down 60 basis points from 2017. We repurchased approximately $150 Return on Invested Capital Return on invested capital was 12.7% in the fourth million of our stock in the quarter, down 60 basis points year over year, and was 11.4% in 2018, up 60 basis points from 2017. fourth quarter, bringing total cash returned to Share Buyback We repurchased approximately 2.0 million shares for shareholders in 2018 to $150 million. Total cash returned to shareholders over the last 12 months was approximately $230 million. approximately $230 Debt and Liquidity million. Net-debt-to-last-12-months EBITDA ratio is approximately 2.1x. Total liquidity was $2.9 billion when including cash of $509 million. investor.arrow.com 13

Fourth-Quarter 2018 CFO Commentary Arrow Electronics Outlook Guidance We are expecting the average USD-to-Euro exchange rate for the first quarter of 2019 to be $1.14 to €1 compared to $1.23 to €1 in the first quarter of 2018. We estimate changes in foreign currencies will have negative impacts on growth of approximately $160 million, or 2 percent on sales, and $.08, or 4 percent, on earnings per share on a diluted basis compared to the first quarter of 2018. We are expecting interest expense will total approximately $58 million. First-Quarter 2019 Guidance Consolidated Sales $6.775 billion to $7.175 billion Global Components $4.975 billion to $5.175 billion Global ECS $1.8 billion to $2.0 billion Diluted Earnings Per Share $1.61 to $1.73 Non-GAAP Diluted Earnings Per Share $1.84 to $1.96 * Assumes average diluted shares outstanding of 87 million and an average tax rate at the high end of the 23.5% to 25.5% target range. investor.arrow.com 14

Fourth-Quarter 2018 CFO Commentary Risk Factors Information Relating to Forward-Looking The discussion of the company’s Statements business and operations should be read together with the risk factors This press release includes forward-looking statements that are subject to numerous contained in Item 1A of its 2018 assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from Annual Report on Form 10-K, filed such statements for a variety of reasons, including, but not limited to: industry conditions, company’s with the Securities and Exchange implementation of its new enterprise resource planning system, changes in product supply, pricing Commission, which describe various and customer demand, competition, other vagaries in the global components and global enterprise risks and uncertainties to which the computing solutions markets, changes in relationships with key suppliers, increased profit company is or may become subject. margin pressure, effects of additional actions taken to become more efficient or lower costs, risks related to If any of the described events occur, the integration of acquired businesses, changes in legal and regulatory matters, and the company’s ability to generate additional cash flow. Forward- the company’s business, results of looking statements are those statements which are not statements of historical fact. These forward- operations, financial condition, looking statements can be identified by forward- looking words such as “expects,” “anticipates,” liquidity, or access to the capital “intends,” “plans,” “may,” “will,” “believes,” “seeks,” “estimates,” and similar expressions. Shareholders markets could be materially adversely and other readers are cautioned not to place undue reliance on these forward-looking statements, which affected. speak only as of the date on which they are made. The company undertakes no obligation to update publicly or revise any of the forward-looking statements. For a further discussion of factors to consider in connection with these forward-looking statements, investors should refer to Item 1A Risk Factors of the company’s Annual Report on Form 10-K for the year ended December 31, 2018. investor.arrow.com 15

Fourth-Quarter 2018 CFO Commentary Certain Non-GAAP Financial Information In addition to disclosing financial results that are primary indicators management uses as a basis for determined in accordance with accounting evaluating the company’s financial and operating principles generally accepted in the United States performance. In addition, the company’s Board of (“GAAP”), the company also provides certain non- Directors may use this non-GAAP financial GAAP financial information relating to sales, information in evaluating management operating income, net income attributable to performance and setting management shareholders, and net income per basic and compensation. diluted share. The company provides sales, income, or expense on a non-GAAP basis The presentation of this additional non-GAAP adjusted for the impact of changes in foreign financial information is not meant to be considered currencies, intangible amortization, and the impact in isolation or as a substitute for, or alternative to, of acquisitions/dispositions by adjusting the operating income, net income attributable to company’s operating results for businesses shareholders and net income per basic and diluted acquired/disposed, including the amortization share determined in accordance with GAAP. expense related to intangible assets, as if the Analysis of results and outlook on a non-GAAP acquisitions/dispositions had occurred at the basis should be used as a complement to, and in beginning of the earliest period presented (referred conjunction with, data presented in accordance to as “impact of acquisitions” and "impact of with GAAP. dispositions"). Operating income, net income attributable to shareholders, and net income per basic and diluted share are adjusted to exclude identifiable intangible amortization, restructuring, integration, and other charges, and certain charges, credits, gains, and losses that the The company believes that company believes impact the comparability of its results of operations. These charges, credits, such non-GAAP financial gains, and losses arise out of the company’s information is useful to efficiency enhancement initiatives, acquisitions/ dispositions (including intangible assets investors to assist in amortization expense), and financing activities. A reconciliation of the company’s non-GAAP assessing and understanding financial information to GAAP is set forth in the the company’s operating tables herein. performance. The company believes that such non-GAAP financial information is useful to investors to assist in assessing and understanding the company’s operating performance and underlying trends in the company’s business because management considers these items referred to above to be outside the company’s core operating results. This non-GAAP financial information is among the investor.arrow.com 16

Fourth-Quarter 2018 CFO Commentary

Earnings Reconciliation

($ in thousands, except per share data)

Three months ended December 31, 2018

	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	Impact of the Tax Act	Other*	Non-GAAP measure
Operating income	$ 334,380	$ 12,261	$ 9,864	$ —	$ —	$ 356,505
Income before income taxes	264,965	12,261	9,864	—	11,886	298,976
Provision for income taxes	32,474	3,437	4,514	28,323	3,025	71,773
Consolidated net income	232,491	8,824	5,350	(28,323)	8,861	227,203
Noncontrolling interests	1,838	142	—	—	—	1,980
Net income attributable to shareholders	$ 230,653	$ 8,682	$ 5,350	$ (28,323)	$ 8,861	$ 225,223
Net income per diluted share	$ 2.63	$ 0.10	$ 0.06	$ (0.32)	$ 0.10	$ 2.57
Effective tax rate	12.3%					24.0%

Three months ended December 31, 2017 (Adjusted)

	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	Impact of the Tax Act	Other**	Non-GAAP measure
Operating income	$ 286,824	$ 12,162	$ 18,771	$ —	$ 21,000	$ 338,757
Income before income taxes	226,914	12,162	18,771	—	35,499	293,346
Provision for income taxes	171,413	4,321	4,509	(124,748)	13,713	69,208
Consolidated net income	55,501	7,841	14,262	124,748	21,786	224,138
Noncontrolling interests	1,848	147	—	—	—	1,995
Net income attributable to shareholders	$ 53,653	$ 7,694	$ 14,262	$ 124,748	$ 21,786	$ 222,143
Net income per diluted share	$ 0.60	$ 0.09	$ 0.16	$ 1.40	$ 0.24	$ 2.49
Effective tax rate	75.5%					23.6%

Three months ended September 29, 2018

	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	Impact of the Tax Act	Other***	Non-GAAP measure
Operating income	$ 290,310	$ 11,620	$ 10,143	$ —	$ 2,042	$ 314,115
Income before income taxes	235,227	11,620	10,143	—	972	257,962
Provision for income taxes	57,054	3,206	2,561	—	240	63,061
Consolidated net income	178,173	8,414	7,582	—	732	194,901
Noncontrolling interests	1,640	145	—	—	—	1,785
Net income attributable to shareholders	$ 176,533	$ 8,269	$ 7,582	$ —	$ 732	$ 193,116
Net income per diluted share	$ 1.99	$ 0.09	$ 0.09	$ —	$ 0.01	$ 2.18
Effective tax rate	24.3%					24.4%

**Other includes gain/loss on investments,net, and pension settlement.*
***Other includes gain/loss on investments,net, pension settlement, and loss on disposition of businesses,net.*
****Other includes gain/loss on investments,net, and loss on disposition of businesses,net.*
*****The sum of the components for diluted EPS as adjusted may not agree to totals as presented due to rounding.*

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